Exhibit 99.1

SUBJECT TO REVISION
Series Term Sheet Dated August 7, 2001


           [LOGO OF EQUITY ONE, A POPULAR, INC. COMPANY, APPEARS HERE]

                     $175,625,000 CERTIFICATES (APPROXIMATE)

                  EQUITY ONE MORTGAGE PASS-THROUGH TRUST 2001-2


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2001-2. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

               [LOGO OF FIRST UNION SECURITIES, INC. APPEARS HERE]

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES:
  TO MATURITY:

                                                                                            Expected Ratings
                    Expected                                              Expected
                  Approximate     Interest    Principal    Expected       Principal
     Class          Size(1)         Type        Type       WAL (yrs)       Window          Moody's         S&P
     -------       ----------     --------     ------        ----       -------------       ---            ---
      AF-1         43,004,000     Floating     Senior        1.00       09/01 - 07/03       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
      AF-2         33,324,000       Fixed      Senior        3.00       07/03 - 11/05       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
      AF-3         13,588,000       Fixed      Senior        5.00       11/05 - 06/07       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
     AF-4(2)       30,417,000       Fixed      Senior        9.22       06/07 - 02/19       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
     AV-1(2)       55,292,000     Floating     Senior        2.90       09/01 - 05/18       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---


  TO 10% CALL:

                                                                                            Expected Ratings
                    Expected                                              Expected
                  Approximate     Interest    Principal    Expected       Principal
     Class          Size(1)         Type        Type       WAL (yrs)       Window          Moody's         S&P
     -------       ----------     --------     ------        ----       -------------       ---            ---
      AF-1         43,004,000     Floating     Senior        1.00       09/01 - 07/03       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
      AF-2         33,324,000       Fixed      Senior        3.00       07/03 - 11/05       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
      AF-3         13,588,000       Fixed      Senior        5.00       11/05 - 06/07       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
     AF-4(2)       30,417,000       Fixed      Senior        8.11       06/07 - 10/10       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---
     AV-1(2)       55,292,000     Floating     Senior        2.78       09/01 - 10/10       Aaa            AAA
     -------       ----------     --------     ------        ----       -------------       ---            ---


     (1) Approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
     (2)  Priced to Call.

     STRUCTURE:
     ---------------------------------------------------------------------------
     (1)  The  Ambac   Insurance   Policy  will  provide  an   irrevocable   and
     unconditional financial guarantee of timely payment of interest and ultimate payment of principal on the Offered Certificates.

     (2) After the Optional Termination Date, the margin on the Class AV-1 Certificates will increase by 2x and the Pass-Through Rate on the Class AF-4 Certificates will increase by 0.50% per annum.

     (3) The Offered Certificates may be subject to a Net WAC Cap as described herein.

     (4) The Class AF-1, AF-2, AF-3, and AF-4 Certificates will receive distributions primarily from collections on the Group I Mortgage Loans and the Class AV-1 Certificates will receive distributions primarily from collections on the Group II Mortgage Loans.

     (5) A reserve fund funded by a yield maintenance agreement will be established to support the Class AV-1 Certificates.
     ---------------------------------------------------------------------------

     PRICING SPEED:
     ---------------------------------------------------------------------------

     Fixed Rate Mortgage Loans:              100% PPC assumes  that  prepayments
                                             start  at  4%  CPR  in  month  one,
                                             increase  by  approximately  1.455%
                                             each  month  to 20%  CPR  in  month
                                             twelve,   and  remain  at  20%  CPR
                                             thereafter.

    Adjustable Rate Mortgage Loans:          26% CPR

     ---------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

CONTACTS: FIRST UNION SECURITIES, INC.

MORTGAGE TRADING / SYNDICATE           PHONE                  E-MAIL ADDRESS
----------------------------           -----                  --------------
Chris Choka                       (704) 383-8267         chris.choka@funb.com
Mark Adamson                      (704) 383-7727         mark.adamson@funb.com

MORTGAGE FINANCE                       PHONE                  E-MAIL ADDRESS
----------------                       -----                  --------------
Mike Ciuffo                       (704) 715-1170        michael.ciuffo@funb.com
Sean Walker                       (704) 374-4398         sean.walker@funb.com
Dane Smith                        (704) 715-8141         dane.smith@funb.com

STRUCTURING                            PHONE                  E-MAIL ADDRESS
-----------                            -----                  --------------
Serkan Erikci                     (704) 715-1263         serkan.erikci@funb.com
Jonathan Song                     (704) 383-1870         jonathan.song@funb.com

--------------------------------------------------------------------------------
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                                       3

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

TITLE OF SECURITIES:                    Mortgage Pass-Through Certificates, Series 2001-2.

OFFERED CERTIFICATES:                   Class AF-1, AF-2, AF-3, AF-4, and AV-1 Certificates.

RETAINED CERTIFICATES:                  Class X Certificates and Class R Certificates.

SERVICER:                               Equity One, Inc.

DEPOSITOR:                              Equity One ABS, Inc.

TRUSTEE & CUSTODIAN:                    The Chase Manhattan Bank.

CERTIFICATE INSURER:                    Ambac Assurance Corporation.

RATING AGENCIES:                        Moody's  Investors  Service,  Inc.  ("Moody's")
                                        and  Standard and Poor's  Rating  Services ("S&P").

UNDERWRITER:                            First Union Securities, Inc.

CLOSING DATE:                           On or about August 21, 2001.

REGISTRATION:                           DTC, Clearstream, Luxembourg and the Euroclear System.

ACCRUED INTEREST:                       The Class AF-1 and AV-1 Certificates will settle with NO accrued interest (settle flat) and the Class AF-2, AF-3, and AF-4 Certificates will settle with accrued interest from the Cut-off Date.

DISTRIBUTION DATE:                      The 25th of each month, or if such day is not a business
                                        day, the next succeeding business day, commencing in
                                        September 2001.

RECORD DATE:                            With respect to the Class AF-1 and AV-1 Certificates, the last business day prior to the applicable Distribution
                                        Date and with respect to the Class AF-2, AF-3, and AF-4
                                        Certificates, the last business day in the month preceding the applicable Distribution Date (or, in the case of the first
                                        Distribution Date, the Closing Date).

CUT-OFF DATE:                           For each mortgage loan in the mortgage loan
                                        pool on the Closing Date, the close of business on
                                        July 31, 2001.

PAYMENT DELAY:                          None for the Class AF-1 and AV-1 Certificates and 24
                                        days for the Class AF-2, AF-3, and AF-4 Certificates.

DAY COUNT:                              With respect to the Class AF-1 and AV-1 Certificates,
                                        actual / 360 and with respect to the Class AF-2, AF-3, and
                                        AF-4 Certificates, 30 / 360.

SERVICING FEE:                          0.50% per annum of the aggregate principal balance of
                                        the mortgage loans ("Servicing Fee").

TRUSTEE FEE:                            0.02% per annum of the aggregate principal balance of
                                        the mortgage loans ("Trustee Fee").

OPTIONAL TERMINATION DATE:              Any  Distribution  Date on or after which the aggregate
                                        principal  balance of the mortgage loans declines to 10%
                                        or less of the aggregate principal balance of the
                                        mortgage loans as of the Cut-off Date ("Cut-off Date Principal
                                        Balance").

DENOMINATION:                           $25,000 minimum and multiples of $1,000 in excess thereafter.

SMMEA ELIGIBILITY:                      The Offered Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:                      The Offered Certificates
                                        may be purchased by plans, provided that
                                        certain conditions are satisfied. A
                                        fiduciary of any ERISA plan that is
                                        considering a purchase of the Offered
                                        Certificates should, among other things,
                                        consult with experienced legal counsel
                                        in determining whether all required
                                        conditions for purchase have been
                                        satisfied.


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                                       4

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                                        Each purchaser of an Offered Certificate purchased in
                                        book-entry form will be deemed to represent that it
                                        complies with the restrictions described under
                                        "ERISA Considerations" in the prospectus supplement.

TAX STATUS:                             The Trust will elect to be treated as one or more real estate mortgage investment conduits ("REMICs") for federal income tax purposes. The Offered Certificates will be designated
                                        as "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in
                                        accordance with an accrual method of accounting.

MORTGAGE LOAN POOL:                     The  mortgage  loan pool will  consist of two groups
                                        of mortgage  loans.  Loan Group I will consist of  approximately
                                        1,223 fixed rate mortgage  loans (the "Group I Mortgage
                                        Loans") and Loan Group II will consist of  approximately
                                        457  adjustable  rate mortgage loans (the "Group II
                                        Mortgage  Loans").  The Group I Mortgage  Loans are
                                        secured by first and second liens and the Group II
                                        Mortgage  Loans are secured by first  liens,  in
                                        both cases:  (1) on one- to four-family  dwellings
                                        ("Residential  Loans"); and (2) on multi-family
                                        properties and  structures  which contain both
                                        residential  dwelling units and space used for retail,
                                        professional  or  other  commercial  uses  ("Mixed
                                        Use  Loans"  and,   together  with  the Residential  Loans,
                                        the  "Mortgage  Loans").  The  mortgage  loans will
                                        be secured by both level pay and balloon mortgages.

                                        As of the Cut-off Date, the unpaid principal balance of Loan Group I totaled approximately $120,333,212.46 and the unpaid principal balance of Loan
                                        Group II totaled approximately $55,292,813.38. Payments on the Class
                                        AF-1, AF-2, AF-3, and AF-4 Certificates will be made primarily from collections on the Group I Mortgage Loans and payments on the Class
                                        AV-1 Certificates will be made primarily from collections
                                        on the Group II Mortgage Loans.

                                        The collateral information presented in this term sheet regarding the mortgage loans is as of the Cut-off Date.

MONTHLY SERVICER ADVANCES:              The Servicer is required to advance scheduled principal
                                        and interest (net of the Servicing Fee) for any
                                        delinquent mortgage loan, but is not required to
                                        make any advance that it deems to be non-recoverable.

CREDIT ENHANCEMENT:                     Credit enhancement for the structure is provided
                                        by the Ambac Insurance Policy, excess interest,
                                        overcollateralization, and with respect
                                        to the Class AV-1 Certificates, a reserve fund
                                        funded by a yield maintenance agreement.

AMBAC INSURANCE POLICY:                 The certificate guaranty insurance policy issued by the
                                        Certificate Insurer will guarantee current payments of
                                        interest and ultimate payment of principal to holders
                                        of the Offered Certificates.

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                                       5

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
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                             INTEREST DISTRIBUTIONS
                             ----------------------

INTEREST ACCRUAL:                       o         Interest  will  accrue  on the related  class  certificate balance at a rate equal to the lesser of: (i) the
                                                  applicable pass-through rate and (ii) the
                                                  applicable   Net  WAC  Cap.

                                        o         Interest  accrues  during  the calendar  month
                                                  prior  to the current  Distribution  Date on
                                                  an  actual / 360 basis for the Class AF-1
                                                  and    AV-1 Certificates and on a 30 / 360
                                                  basis for the Class AF-2, AF-3 and AF-4 Certificates.


                                       Interest   entitlement  for  a class of certificates  will be
                                       reduced  by the sum of (i) net prepayment interest shortfalls for the related due period and (ii) shortfalls in interest on mortgage  loans in the related loan group  resulting from the application  of the  Soldier's and Sailor's  Civil Relief Act
                                       of 1940.

PASS-THROUGH RATE:                     With respect to the Class AF-1 and AV-1 Certificates
                                       and any Distribution Date, a per annum rate equal to one month
                                       LIBOR for the related interest accrual period and a margin
                                       (to be set at pricing). With respect to the Class AF-2,
                                       AF-3 and AF-4 Certificates and any Distribution Date, a per
                                       annum rate that is fixed at pricing.

YIELD MAINTENANCE AGREEMENT AND        The trust will include a yield maintenance agreement between a
RESERVE FUND:                          third party and the Trustee on behalf of the  certificateholders.
                                       Payments  under the yield  maintenance agreement will be
                                       deposited in a reserve fund.

                                       On each Distribution Date, to the extent of amounts in the reserve fund, funds will be withdrawn from the
                                       reserve fund and distributed in the following order of
                                       priority:

                                       (1)  to reimburse the Certificate Insurer
                                            for any payments made under the
                                            Ambac Insurance Policy during the
                                            calendar month immediately preceding
                                            the Distribution Date; and

                                       (2)  to the Class AV-1 Certificates to
                                            cover any shortfalls in principal
                                            and interest that were not covered
                                            by excess interest.

                                       In addition, following distributions to be made on any Distribution
                                       Date, to the extent that the sum of (i) the amount in
                                       the reserve fund, and (ii) the current level of
                                       overcollateralization exceeds the overcollateralization
                                       target, the excess will be withdrawn from the reserve
                                       fund and distributed in the following order of priority:

                                       (1)  to cover certain amounts owed to the
                                            Class AV-1 Certificates from prior
                                            Distribution Dates as a result of
                                            limiting their Pass-Through Rate to
                                            the applicable Net WAC Cap; and

                                       (2)  to be released to the Class R Certificates.

STEP-UP COUPON:                        After the Optional Termination Date, the margin
                                       on the Class AV-1 Certificates will increase by 2x and the
                                       Pass-Through Rate on the Class AF-4 Certificates will
                                       increase by 0.50% per annum.

NET WAC CAP:                           The Net WAC Cap (a) with respect to the Class AF-2,  AF-3, and AF-4  Certificates for each  Distribution  Date is a
                                       rate equal to the weighted  average  mortgage  interest
                                       rates of the Group I Mortgage  Loans (net of the Servicing
                                       Fee,  Trustee Fee and the rate at which the Certificate
                                       Insurer's  monthly premium  accrues),  weighted on the
                                       basis of the  aggregate  principal  balance of the Group I
                                       Mortgage  Loans as of the first day of the related interest accrual period  calculated on a 30 / 360 basis, and
                                       (b) with respect to the Class AF-1  Certificates for each
                                       Distribution Date is a rate equal to the weighted average
                                       of the mortgage  interest rates of the Group I Mortgage
                                       Loans (net of the Servicing Fee,  Trustee Fee, and the rate at which the  Certificate Insurer's monthly premium accrues), weighted on the basis of the aggregate principal
                                       balance  of  Group I  Mortgage  Loans as of the  first
                                       day of the  related  interest accrual period  calculated
                                       on an actual / 360 basis and (c) with respect to the Class
                                       AV-1  Certificates for each Distribution Date is a
                                       rate equal to the weighted average of the mortgage
                                       interest  rates of the Group II Mortgage Loans (net of
                                       the Servicing Fee,  Trustee Fee and the rate at which the
                                       Certificate  Insurer's  monthly  premium
                                       accrues),  weighted on the basis of the aggregate
                                       principal balances of the Group II Mortgage Loans as of
                                       the first day of the related interest accrual period  calculated on an actual / 360 basis.

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                                       6

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
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
NET WAC CAP CARRYOVER:                 For the Class AF-1 and AV-1 Certificates on any
                                       Distribution  Date, if the applicable Pass-Through  Rate  is reduced  to  the  applicable  Net  WAC  Cap,  that  class  of
                                       Certificates  will be entitled to the excess of any interest that would have accrued at the applicable  Pass-Through
                                       Rate (without  regard to the applicable Net WAC Cap) over the interest  accrued  at the  applicable  Pass-Through  Rate
                                       (as capped by the applicable  Net  WAC  Cap),  together  with
                                       one-month's   interest  thereon  at  the applicable   Pass-Through
                                       Rate  in  the  priority   described   under  "PRIORITY  OF
                                       DISTRIBUTIONS" herein.

                                       The amount of any Net WAC Cap Carryover will be payable only from the Net WAC Cap Account or reserve account, as applicable, which will be established on the Closing Date for such purpose. The
                                       Ambac Insurance Policy does not cover any Net WAC Cap
                                       Carryover amounts.

PREPAYMENT INTEREST SHORTFALL:         For any Distribution Date and any principal prepayment on a mortgage loan received by the Servicer on or before its due date in the related due period, the amount, if any, by which one month's interest at the mortgage interest rate for such mortgage loan exceeds the amount of interest paid in connection with such prepayment.

SERVICER OBLIGATIONS FOR PREPAYMENT    The  Servicer  will be  obligated  to pay from  its own
INTEREST SHORTFALLS:                   funds  Prepayment  Interest Shortfalls  for any prepayment in full on a mortgage loan, but only up to the amount
                                       of its Servicing Fee for the related due period.

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                                       7

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
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                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

PRINCIPAL DISTRIBUTION AMOUNT:         The lesser of the amount  available  for such  distribution  and the  aggregate  of principal  (both  scheduled and  unscheduled)
                                       received with respect to the related loan group during the related  collection  period less the amount of any  reduction in the level of overcollateralization.

                            PRIORITY OF DISTRIBUTIONS
                            -------------------------


A. On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution with respect to collections on the Group I Mortgage Loans (the "Group I Available Funds"), and make disbursements and transfers in the following order of priority:


          (1) to the Certificate Insurer, the Certificate Insurer's monthly premium with respect to the Class AF-1, AF-2, AF-3, and AF-4 Certificates;

          (2) to the Trustee, the Trustee Fee and expenses of the Trustee with respect to collections on the Group I Mortgage Loans;

          (3) to the Servicer, the Servicing Fee and any other reimbursable amounts with respect to collections on the Group I Mortgage Loans;

          (4) to the Class AF-1, AF-2, AF-3, and AF-4 Certificates, current interest on a pro-rata basis based on the amount of interest to which each such class is entitled;

          (5) the Principal Distribution Amount, sequentially to the Class AF-1, AF-2, AF-3, and AF-4 Certificates in that order, until their respective class certificate balances are reduced to zero;

          (6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement other than the Insurer's monthly premium;

          (7) any remaining amounts, sequentially to the Class AF-1, AF-2, AF-3, and AF-4 in that order, until the overcollateralization target for group I is reached or until their respective class certificate balances are reduced to zero;

          (8)  to the Group I Reserve Account up to the required amount, if any;

          (9)  to the Net WAC Cap Account, the required amount, if any.

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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
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B.   On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution with respect to collections on the Group II Mortgage Loans (the "Group II Available Funds" and together with the Group I Available Funds, the "Aggregate Available Funds"), and make disbursements and transfers in the following order of priority:


          (1) to the Certificate Insurer, the Certificate Insurer's monthly premium with respect to the Class AV-1 Certificates;

          (2) to the Trustee, the Trustee Fee and expenses of the Trustee with respect to collections on the Group II Mortgage Loans;

          (3) to the Servicer, the Servicing Fee and any other reimbursable amounts with respect to collections on the Group II Mortgage Loans;

          (4)  to the Class AV-1 Certificates, current interest;

          (5)  to  the  Class  AV-1  Certificates,   the  Class  AV-1  principal
               distribution amount, until the outstanding balance of the Class AV-1 Certificates is reduced to zero;

          (6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement other than the Certificate Insurer's monthly premium;

          (7)  any   remaining   amounts   to   the   Class   AV-1   until   the
               overcollateralization target for group II is reached or until its class certificate balance is reduced to zero;

          (8) to the Group II Reserve Account up to the required amount, if any;

          (9)  to the Net WAC Cap Account, the required amount, if any.



C. On each Distribution Date, the Trustee shall make disbursements and transfers from the Aggregate Available Funds after the disbursements in clauses A and B above in the following order of priority:


          (1) to the Class X Certificates, an amount described under the Pooling and Servicing Agreement; and

          (2)  to the Class R Certificates, any remaining amount.

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                                       9


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SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
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                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


SUMMARY STATISTICS
---------------------------------------------------------------------------------------------------------------
     CUT-OFF DATE PRINCIPAL BALANCE                                                            $175,626,025.84
        Number of Mortgage Loans                                                                         1,680
        Minimum                                                                                     $11,078.00
        Maximum                                                                                    $498,656.91
        Average                                                                                    $104,539.30
     ORIGINAL CLTV RATIO
        Minimum                                                                                         12.86%
        Maximum                                                                                        100.00%
        Weighted Average                                                                                78.67%
     CURRENT INTEREST RATE
        Minimum                                                                                         7.900%
        Maximum                                                                                        14.300%
        Weighted Average                                                                                9.771%
     REMAINING TERM (MONTHS)
        Minimum                                                                                             31
        Maximum                                                                                            360
        Weighted Average                                                                                   264
     CREDIT SCORE
        Minimum                                                                                            501
        Maximum                                                                                            903
        Weighted Average                                                                                   624
     PRODUCT TYPE
        Fully Amortizing Fixed Rate Mortgage Loans                                                      31.35%
        Fully Amortizing Adjustable Rate Mortgage Loans                                                 31.48%
        Fixed Rate Balloon Mortgage Loans                                                               37.17%
     LIEN POSITION
        First                                                                                           95.02%
        Second                                                                                           4.98%
     PROPERTY TYPE
        Single Family Detached                                                                          77.18%
        Mixed Use                                                                                        7.74%
        Duplex                                                                                           6.38%
        Condominium                                                                                      3.32%
        Triplex                                                                                          1.28%
        Other                                                                                            4.10%
     OCCUPANCY STATUS
        Owner Occupied                                                                                  82.84%
        Non-Owner Occupied                                                                              17.16%
     GEOGRAPHIC CONCENTRATION
        Pennsylvania                                                                                    12.54%
        New Jersey                                                                                      10.63%
        California                                                                                       8.44%
        Number of States                                                                                    39
        Largest Zip Code Concentration (New Jersey / 8050)                                               0.68%
% OF LOANS WITH PREPAYMENT PENALTIES                                                                    72.72%
 --------------------------------------------------------------------------------------------------------------

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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CURRENT INTEREST RATE (%)                               LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  7.501 -  8.000                                            45            $6,017,406.27                      3.43%
  8.001 -  8.500                                           139            18,272,414.46                     10.40
  8.501 -  9.000                                           250            29,071,703.90                     16.55
  9.001 -  9.500                                           295            30,807,479.82                     17.54
  9.501 - 10.000                                           282            32,480,405.45                     18.49
 10.001 - 10.500                                           213            21,061,318.29                     11.99
 10.501 - 11.000                                           208            20,375,522.37                     11.60
 11.001 - 11.500                                            91             7,224,169.16                      4.11
 11.501 - 12.000                                            62             4,979,118.63                      2.84
 12.001 - 12.500                                            35             2,245,511.57                      1.28
 12.501 - 13.000                                            37             2,094,082.35                      1.19
 13.001 - 13.500                                            11               442,997.47                      0.25
 13.501 - 14.000                                             9               439,671.69                      0.25
 14.001 - 14.500                                             3               114,224.41                      0.07
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                    1,680          $175,626,025.84                    100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
ORIGINAL CLTV RATIO (%)                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  10.001 -  15.000                                           2                $89,875.97                    0.05%
  15.001 -  20.000                                           3                120,358.91                    0.07
  20.001 -  25.000                                           1                 20,000.00                    0.01
  25.001 -  30.000                                           10               657,319.32                    0.37
  30.001 -  35.000                                           13               794,560.90                    0.45
  35.001 -  40.000                                            8               573,377.00                    0.33
  40.001 -  45.000                                           18             2,275,281.36                    1.30
  45.001 -  50.000                                           25             1,913,806.10                    1.09
  50.001 -  55.000                                           21             1,535,726.82                    0.87
  55.001 -  60.000                                           43             4,671,081.82                    2.66
  60.001 -  65.000                                           65             6,957,824.32                    3.96
  65.001 -  70.000                                          127            15,353,366.34                    8.74
  70.001 -  75.000                                          201            20,891,771.22                   11.90
  75.001 -  80.000                                          448            47,818,939.46                   27.23
  80.001 -  85.000                                          214            20,228,923.03                   11.52
  85.001 -  90.000                                          394            42,266,389.58                   24.07
  90.001 -  95.000                                           45             4,400,723.60                    2.51
  95.001 - 100.000                                           42             5,056,700.09                    2.88
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                     1,680          $175,626,025.84                  100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CURRENT PRINCIPAL BALANCE ($)                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
      0.01 -  25,000.00                                   35               $745,636.60                       0.42%
 25,000.01 -  50,000.00                                   367            13,863,064.03                       7.89
 50,000.01 -  75,000.00                                   326            20,267,856.35                      11.54
 75,000.01 - 100,000.00                                   262            22,936,483.08                      13.06
100,000.01 - 125,000.00                                   234            26,202,092.66                      14.92
125,000.01 - 150,000.00                                   121            16,553,622.80                       9.43
150,000.01 - 175,000.00                                    91            14,630,371.60                       8.33
175,000.01 - 200,000.00                                    70            13,095,596.69                       7.46
200,000.01 - 225,000.00                                    54            11,454,445.53                       6.52
225,000.01 - 250,000.00                                    37             8,888,311.61                       5.06
250,000.01 - 275,000.00                                    19             4,985,781.50                       2.84
275,000.01 - 300,000.00                                    15             4,325,100.57                       2.46
300,000.01 - 325,000.00                                    13             4,083,644.92                       2.33
325,000.01 - 350,000.00                                    11             3,728,057.82                       2.12
350,000.01 - 375,000.00                                    11             4,005,302.89                       2.28
375,000.01 - 400,000.00                                     7             2,742,713.63                       1.56
400,000.01 - 425,000.00                                     2               820,996.90                       0.47
425,000.01 - 450,000.00                                     3             1,323,511.35                       0.75
450,000.01 - 475,000.00                                     1               474,778.40                       0.27
475,000.01 - 500,000.00                                     1               498,656.91                       0.28
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,680          $175,626,025.84                     100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PREPAYMENT PENALTY TERM (MONTHS)                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
No Prepayment Penalty                                         555           $47,907,548.01                    27.28%
12                                                            117            16,434,002.40                     9.36
24                                                            289            33,272,085.57                    18.94
30                                                              1               115,085.99                     0.07
31                                                              1               193,828.70                     0.11
36                                                            571            61,133,631.43                    34.81
40                                                              1                61,669.65                     0.04
42                                                             13             1,564,446.41                     0.89
48                                                              1               283,388.52                     0.16
60                                                            131            14,660,339.16                     8.35
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       1,680          $175,626,025.84                   100.00%
                                                     =============     ====================     =================================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
REMAINING TERM (MONTHS)                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  31 -  36                                                  1                   $82,623.12                 0.05%
  43 -  48                                                  1                   172,009.95                 0.10
  49 -  54                                                  2                   123,089.45                 0.07
  55 -  60                                                 47                 8,140,575.26                 4.64
  91 -  96                                                  1                    35,626.93                 0.02
 103 - 108                                                  1                   128,337.30                 0.07
 109 - 114                                                  6                   821,270.45                 0.47
 115 - 120                                                 88                 0,328,136.91                 5.88
 163 - 168                                                  1                    91,135.55                 0.05
 169 - 174                                                 32                 2,597,368.85                 1.48
 175 - 180                                                646                53,776,211.02                30.62
 229 - 234                                                  5                   182,541.65                 0.10
 235 - 240                                                117                 7,752,057.73                 4.41
 295 - 300                                                  5                   533,441.73                 0.30
 343 - 348                                                  2                   318,140.52                 0.18
 349 - 354                                                 49                 6,839,115.42                 3.89
 355 - 360                                                676                83,704,344.00                47.66
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,680              $175,626,025.84               100.00%
                                                     =============     ====================     =================================




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
OCCUPANCY STATUS                                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Owner Occupied                                          1,343          $145,484,783.14                          82.84%
Non-Owner Occupied                                        337            30,141,242.70                          17.16
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,680          $175,626,025.84                         100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CREDIT GRADE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
A                                                           1,113          $121,789,360.31                      69.35%
B                                                             527            49,832,957.89                      28.37
C                                                              40             4,003,707.64                       2.28
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       1,680          $175,626,025.84                     100.00%
                                                     =============     ====================     =================================


--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CREDIT SCORE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
501 - 525                                                  23            $1,551,053.98                        0.88%
526 - 550                                                  35             2,098,963.83                        1.20
551 - 575                                                 307            29,908,262.64                       17.03
576 - 600                                                 295            31,187,274.01                       17.76
601 - 625                                                 315            35,225,167.12                       20.06
626 - 650                                                 276            27,971,969.55                       15.93
651 - 675                                                 186            20,937,597.85                       11.92
676 - 700                                                 104            12,175,873.14                        6.93
701 - 725                                                  65             6,844,851.52                        3.90
726 - 750                                                  44             5,047,475.00                        2.87
751 - 775                                                  16             1,224,750.20                        0.70
776 - 800                                                  11             1,272,074.98                        0.72
801 - 825                                                   2               113,957.33                        0.06
901 - 925                                                   1                66,754.69                        0.04
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,680          $175,626,025.84                      100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
DOCUMENTATION TYPE                                      LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Full Documentation                                         1,324          $132,326,567.51                     75.35%
Stated Income                                                188            23,286,102.44                     13.26
Alternative Documentation                                     78             9,077,932.58                      5.17
Lite Documentation                                            67             7,718,458.06                      4.39
No Documentation                                              23             3,216,965.25                      1.83
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                      1,680          $175,626,025.84                    100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PROPERTY TYPE                                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Single Family Detached                                    1,360          $135,547,213.04               77.18%
Mixed Use                                                    93            13,601,545.22                7.74
Duplex                                                      103            11,212,584.33                6.38
Condominium                                                  49             5,822,442.24                3.32
Triplex                                                      19             2,241,643.72                1.28
6 Family/Units                                               18             2,227,433.97                1.27
Townhouse                                                    12             1,036,290.07                0.59
9 Family/Units                                                5               919,314.24                0.52
8 Family/Units                                                5               700,619.75                0.40
5 Family/Units                                                5               618,124.57                0.35
10+ Family/Units                                              2               558,595.82                0.32
Quadruplex                                                    3               474,532.86                0.27
7 Family/Units                                                3               452,863.26                0.26
Apartment Building                                            1               139,694.07                0.08
Row Home                                                      2                73,128.68                0.04
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                     1,680          $175,626,025.84              100.00%
                                                     =============     ====================     =================================





                                                  NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                   MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
LOAN PURPOSE                                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------     -------------     --------------------     ----------------------------------
Refinance (Cashout)                                      894           $93,026,141.97                 52.97%
Refinance (Rate/Term)                                    276            31,551,372.41                 17.97
Unknown                                                  275            26,190,591.59                 14.91
Purchase                                                 235            24,857,919.87                 14.15
-------------------------------------------     -------------     --------------------     ----------------------------------
TOTAL                                                  1,680          $175,626,025.84                100.00%
                                                =============     ====================     ==================================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
GEOGRAPHIC DISTRIBUTION                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Pennsylvania                                                  268           $22,020,328.63                     12.54%
New Jersey                                                    143            18,677,605.33                      10.63
California                                                     95            14,815,360.13                       8.44
New York                                                      106            13,036,989.90                       7.42
North Carolina                                                129            13,026,109.16                       7.42
Massachusetts                                                  53             7,440,746.89                       4.24
Nevada                                                         51             7,170,549.13                       4.08
Ohio                                                           74             5,895,369.08                       3.36
Maryland                                                       52             5,728,990.60                       3.26
Kansas                                                         52             5,166,257.46                       2.94
South Carolina                                                 52             5,010,168.30                       2.85
Missouri                                                       52             4,375,041.09                       2.49
Florida                                                        50             4,364,074.32                       2.48
Rhode Island                                                   26             3,560,270.79                       2.03
Georgia                                                        34             3,079,649.86                       1.75
Colorado                                                       31             2,854,365.43                       1.63
Washington                                                     23             2,806,277.29                       1.60
Minnesota                                                      32             2,695,578.83                       1.53
South Dakota                                                   31             2,643,152.59                       1.50
Delaware                                                       26             2,639,322.38                       1.50
Nebraska                                                       37             2,619,534.31                       1.49
Illinois                                                       24             2,222,662.26                       1.27
Connecticut                                                    20             2,176,258.32                       1.24
Idaho                                                          19             2,039,681.82                       1.16
Oregon                                                         14             2,002,543.02                       1.14
Indiana                                                        25             1,801,183.71                       1.03
New Mexico                                                     15             1,753,125.68                       1.00
Michigan                                                       14             1,736,288.63                       0.99
Iowa                                                           24             1,727,335.46                       0.98
New Hampshire                                                  14             1,653,063.34                       0.94
Montana                                                        13             1,450,897.40                       0.83
Virginia                                                       14             1,332,366.71                       0.76
Oklahoma                                                       21             1,295,201.08                       0.74
Kentucky                                                        9             1,240,268.49                       0.71
Arizona                                                        11             1,128,809.77                       0.64
Wisconsin                                                      10               887,474.64                       0.51
Tennessee                                                       8               759,967.08                       0.43
Utah                                                            6               562,967.17                       0.32
Maine                                                           2               230,189.76                       0.13
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       1,680          $175,626,025.84                     100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)

SUMMARY STATISTICS
------------------------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE                                                   $120,333,212.46
    Number of Mortgage Loans                                                               1,223
    Minimum                                                                           $16,811.49
    Maximum                                                                          $498,656.91
    Average                                                                           $98,391.83
ORIGINAL CLTV RATIO
    Minimum                                                                               12.86%
    Maximum                                                                              100.00%
    Weighted Average                                                                      77.38%
CURRENT INTEREST RATE
    Minimum                                                                               7.900%
    Maximum                                                                              14.300%
    Weighted Average                                                                      9.814%
REMAINING TERM (MONTHS)
    Minimum                                                                                   31
    Maximum                                                                                  360
    Weighted Average                                                                         221
CREDIT SCORE
    Minimum                                                                                  501
    Maximum                                                                                  811
    Weighted Average                                                                         628
PRODUCT TYPE
    Fully Amortizing Fixed Rate Mortgage Loans                                            45.75%
    Fixed Rate Balloon Mortgage Loans                                                     54.25%
LIEN POSITION
    First                                                                                 92.73%
    Second                                                                                 7.27%
PROPERTY TYPE
    Single Family Detached                                                                71.18%
    Mixed Use                                                                             11.30%
    Duplex                                                                                 7.18%
    Condominium                                                                            3.42%
    6 Family/Units                                                                         1.85%
    Other                                                                                  5.07%
OCCUPANCY STATUS
    Owner Occupied                                                                        77.53%
    Non-Owner Occupied                                                                    22.47%
GEOGRAPHIC CONCENTRATION
    Pennsylvania                                                                          14.10%
    New Jersey                                                                            12.72%
    New  York                                                                             10.19%
    Number of States                                                                          39
    Largest Zip Code Concentration (New Jersey / 8050)                                     0.62%
% OF LOANS WITH PREPAYMENT PENALTIES                                                      73.47%
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CURRENT INTEREST RATE (%)                               LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  7.501 -   8.000                                          37            $5,148,248.13                         4.28%
  8.001 -   8.500                                         113            14,979,360.70                        12.45
  8.501 -   9.000                                         159            18,055,888.59                        15.00
  9.001 -   9.500                                         200            18,677,028.97                        15.52
  9.501 -  10.000                                         191            20,382,580.13                        16.94
 10.001 -  10.500                                         143            13,227,793.11                        10.99
 10.501 -  11.000                                         158            14,858,263.47                        12.35
 11.001 -  11.500                                          76             5,784,163.46                         4.81
 11.501 -  12.000                                          55             4,335,035.17                         3.60
 12.001 -  12.500                                          34             2,152,117.24                         1.79
 12.501 -  13.000                                          35             1,756,776.04                         1.46
 13.001 -  13.500                                          11               442,997.47                         0.37
 13.501 -  14.000                                           8               418,735.57                         0.35
 14.001 -  14.500                                           3               114,224.41                         0.09
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,223          $120,333,212.46                       100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
ORIGINAL CLTV RATIO (%)                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
 10.001 -  15.000                                            1               $44,933.08                        0.04%
 15.001 -  20.000                                            3               120,358.91                        0.10
 20.001 -  25.000                                            1                20,000.00                        0.02
 25.001 -  30.000                                           10               657,319.32                        0.55
 30.001 -  35.000                                           11               678,409.89                        0.56
 35.001 -  40.000                                            7               533,392.06                        0.44
 40.001 -  45.000                                           17             1,875,281.36                        1.56
 45.001 -  50.000                                           22             1,757,990.88                        1.46
 50.001 -  55.000                                           16             1,158,021.91                        0.96
 55.001 -  60.000                                           37             4,168,327.80                        3.46
 60.001 -  65.000                                           59             6,063,314.64                        5.04
 65.001 -  70.000                                          102            12,054,554.60                       10.02
 70.001 -  75.000                                          152            16,217,959.24                       13.48
 75.001 -  80.000                                          294            29,693,699.62                       24.68
 80.001 -  85.000                                          154            13,169,240.80                       10.94
 85.001 -  90.000                                          264            24,424,715.59                       20.30
 90.001 -  95.000                                           34             3,013,396.35                        2.50
 95.001 - 100.000                                           39             4,682,296.41                        3.89
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                    1,223          $120,333,212.46                      100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CURRENT PRINCIPAL BALANCE ($)                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
         0.01 -   25,000.00                              29              $625,803.63                      0.52%
    25,000.01 -   50,000.00                             323            12,118,231.98                     10.07
    50,000.01 -   75,000.00                             246            15,124,093.13                     12.57
    75,000.01 -  100,000.00                             183            15,870,086.82                     13.19
   100,000.01 -  125,000.00                             148            16,565,982.14                     13.77
   125,000.01 -  150,000.00                              75            10,288,650.08                      8.55
   150,000.01 -  175,000.00                              52             8,381,927.60                      6.97
   175,000.01 -  200,000.00                              47             8,825,481.76                      7.33
   200,000.01 -  225,000.00                              37             7,873,769.73                      6.54
   225,000.01 -  250,000.00                              28             6,732,678.03                      5.60
   250,000.01 -  275,000.00                              12             3,162,190.77                      2.63
   275,000.01 -  300,000.00                              10             2,889,048.25                      2.40
   300,000.01 -  325,000.00                              10             3,147,534.82                      2.62
   325,000.01 -  350,000.00                               7             2,374,639.47                      1.97
   350,000.01 -  375,000.00                               6             2,184,761.93                      1.82
   375,000.01 -  400,000.00                               6             2,342,713.63                      1.95
   400,000.01 -  425,000.00                               1               413,584.34                      0.34
   425,000.01 -  450,000.00                               1               438,599.04                      0.36
   450,000.01 -  475,000.00                               1               474,778.40                      0.39
   475,000.01 -  500,000.00                               1               498,656.91                      0.41
-------------------------------------------          -------------   --------------------     ---------------------------------
TOTAL                                                 1,223          $120,333,212.46                    100.00%
                                                     =============   ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PREPAYMENT PENALTY TERM (MONTHS)                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
No Prepayment Penalty                                         437           $31,929,244.43                     26.53%
12                                                            104            14,436,696.93                     12.00
24                                                             42             4,679,955.80                      3.89
30                                                              1               115,085.99                      0.10
31                                                              1               193,828.70                      0.16
36                                                            494            52,551,439.06                     43.67
40                                                              1                61,669.65                      0.05
42                                                             13             1,564,446.41                      1.30
48                                                              1               283,388.52                      0.24
60                                                            129            14,517,456.97                     12.06
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       1,223          $120,333,212.46                    100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)

                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
REMAINING TERM (MONTHS)                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
 31 - 36                                                   1                $82,623.12                             0.07%
 43 - 48                                                   1                172,009.95                             0.14
 49 - 54                                                   2                123,089.45                             0.10
 55 - 60                                                  47              8,140,575.26                             6.77
 91 - 96                                                   1                 35,626.93                             0.03
103 - 108                                                  1                128,337.30                             0.11
109 - 114                                                  6                821,270.45                             0.68
115 - 120                                                 88             10,328,136.91                             8.58
163 - 168                                                  1                 91,135.55                             0.08
169 - 174                                                 32              2,597,368.85                             2.16
175 - 180                                                646             53,776,211.02                            44.69
229 - 234                                                  5                182,541.65                             0.15
235 - 240                                                117              7,752,057.73                             6.44
295 - 300                                                  5                533,441.73                             0.44
349 - 354                                                 16              2,375,383.29                             1.97
355 - 360                                                254             33,193,403.27                            27.58
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                  1,223           $120,333,212.46                           100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
OCCUPANCY STATUS                                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Owner Occupied                                           930              $93,293,162.38                    77.53%
Non-Owner Occupied                                       293               27,040,050.08                    22.47
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                  1,223             $120,333,212.46                   100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CREDIT GRADE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
A                                                             828           $84,790,342.19                   70.46%
B                                                             374            33,750,721.53                   28.05
C                                                              21             1,792,148.74                    1.49
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       1,223          $120,333,212.46                  100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CREDIT SCORE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
501 - 525                                                  23            $1,551,053.98                        1.29%
526 - 550                                                  35             2,098,963.83                        1.74
551 - 575                                                 209            18,800,374.10                       15.62
576 - 600                                                 193            17,854,224.70                       14.84
601 - 625                                                 230            24,002,248.20                       19.95
626 - 650                                                 196            19,251,850.29                       16.00
651 - 675                                                 139            14,941,487.22                       12.42
676 - 700                                                  78             9,264,026.59                        7.70
701 - 725                                                  53             5,559,036.93                        4.62
726 - 750                                                  39             4,484,130.28                        3.73
751 - 775                                                  16             1,224,750.20                        1.02
776 - 800                                                  10             1,187,108.81                        0.99
801 - 825                                                   2               113,957.33                        0.09
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,223          $120,333,212.46                      100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
DOCUMENTATION TYPE                                      LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Full Documentation                                        981           $93,242,354.78                       77.49%
Stated Income                                             133            15,504,643.63                       12.88
Lite Documentation                                         46             4,935,557.90                        4.10
Alternative Documentation                                  46             4,325,918.81                        3.59
No Documentation                                           17             2,324,737.34                        1.93
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,223          $120,333,212.46                      100.00%
                                                     =============     ====================     =================================


--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PROPERTY TYPE                                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Single Family Detached                                    949           $85,649,811.53                   71.18%
Mixed Use                                                  93            13,601,545.22                   11.30
Duplex                                                     82             8,637,359.82                    7.18
Condominium                                                35             4,115,010.00                    3.42
6 Family/Units                                             18             2,227,433.97                    1.85
Triplex                                                    14             1,781,155.14                    1.48
9 Family/Units                                              5               919,314.24                    0.76
8 Family/Units                                              5               700,619.75                    0.58
5 Family/Units                                              5               618,124.57                    0.51
10+ Family/Units                                            2               558,595.82                    0.46
Quadruplex                                                  3               474,532.86                    0.39
7 Family/Units                                              3               452,863.26                    0.38
Townhouse                                                   7               423,398.53                    0.35
Apartment Building                                          1               139,694.07                    0.12
Row Home                                                    1                33,753.68                    0.03
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,223          $120,333,212.46                  100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
LOAN PURPOSE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Refinance (Cashout)                                      707            $69,829,221.35                          58.03%
Refinance (Rate/Term)                                    192             20,476,856.77                          17.02
Purchase                                                 155             16,070,678.09                          13.36
Unknown                                                  169             13,956,456.25                          11.60
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   1,223          $120,333,212.46                         100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                       GROUP I MORTGAGE LOANS (FIXED RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
GEOGRAPHIC DISTRIBUTION                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Pennsylvania                                                  221           $16,963,083.57                         14.10%
New Jersey                                                    122            15,300,621.08                         12.72
New York                                                      102            12,267,207.99                         10.19
California                                                     76            11,549,229.95                          9.60
North Carolina                                                 88             7,304,738.69                          6.07
Massachusetts                                                  47             6,231,583.55                          5.18
Ohio                                                           60             4,678,522.10                          3.89
Rhode Island                                                   25             3,468,392.18                          2.88
South Carolina                                                 36             3,197,710.98                          2.66
Kansas                                                         36             3,038,531.31                          2.53
Missouri                                                       36             2,759,333.01                          2.29
Maryland                                                       33             2,624,703.54                          2.18
Georgia                                                        27             2,372,134.04                          1.97
Florida                                                        29             2,236,032.33                          1.86
Colorado                                                       25             2,076,280.44                          1.73
Delaware                                                       19             1,938,975.70                          1.61
Nevada                                                         11             1,868,757.78                          1.55
Connecticut                                                    17             1,841,703.66                          1.53
Minnesota                                                      21             1,747,282.44                          1.45
Illinois                                                       21             1,706,188.86                          1.42
Indiana                                                        22             1,628,433.05                          1.35
New Hampshire                                                  12             1,439,112.36                          1.20
Oregon                                                         10             1,303,593.84                          1.08
Kentucky                                                        9             1,240,268.49                          1.03
Nebraska                                                       17             1,138,988.37                          0.95
Virginia                                                       12             1,128,154.35                          0.94
South Dakota                                                   10               981,882.45                          0.82
Idaho                                                          10               881,539.98                          0.73
Washington                                                     10               880,344.77                          0.73
Arizona                                                         9               850,380.28                          0.71
Iowa                                                           11               678,371.90                          0.56
Tennessee                                                       7               673,074.54                          0.56
Michigan                                                        6               624,670.19                          0.52
Oklahoma                                                       12               581,545.56                          0.48
Montana                                                         4               395,875.31                          0.33
Utah                                                            4               334,372.15                          0.28
New Mexico                                                      4               274,200.98                          0.23
Wisconsin                                                       1                64,465.68                          0.05
Maine                                                           1                62,925.01                          0.05
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       1,223          $120,333,212.46                        100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------




                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)

SUMMARY STATISTICS
----------------------------------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE                                                              $55,292,813.38
    Number of Mortgage Loans                                                                           457
    Minimum                                                                                     $11,078.00
    Maximum                                                                                    $449,176.44
    Average                                                                                    $120,990.84
ORIGINAL CLTV RATIO
     Minimum                                                                                        15.00%
     Maximum                                                                                       100.00%
     Weighted Average                                                                               81.49%
CURRENT INTEREST RATE
     Minimum                                                                                        7.900%
     Maximum                                                                                       13.890%
     Weighted Average                                                                               9.678%
REMAINING TERM (MONTHS)
     Minimum                                                                                           345
     Maximum                                                                                           360
     Weighted Average                                                                                  357
CREDIT SCORE
     Minimum                                                                                           554
     Maximum                                                                                           903
     Weighted Average                                                                                  615
PRODUCT TYPE
     Fully Amortizing Adjustable Rate Mortgage Loans                                               100.00%
LIEN POSITION
     First                                                                                         100.00%
PROPERTY TYPE
     Single Family Detached                                                                         90.24%
     Duplex                                                                                          4.66%
     Condominium                                                                                     3.09%
     Townhouse                                                                                       1.11%
     Triplex                                                                                         0.83%
     Other                                                                                           0.07%
OCCUPANCY STATUS
     Owner Occupied                                                                                 94.39%
     Non-Owner Occupied                                                                              5.61%
GEOGRAPHIC CONCENTRATION
     North Carolina                                                                                 10.35%
     Nevada                                                                                          9.59%
     Pennsylvania                                                                                    9.15%
     Number of States                                                                                   38
     Largest Zip Code Concentration (Maryland/21029)                                                 1.11%
% OF LOANS WITH PREPAYMENT PENALTIES                                                                71.10%
----------------------------------------------------------------------------------------------------------

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                                       24

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------




                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)



SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------
    PRODUCT TYPE
       2/28 Mortgage                                                                                     95.50%
       3/27 Mortgage                                                                                      4.50%
    INDEX TYPE
       6-Month LIBOR                                                                                    100.00%
    MINIMUM INTEREST RATE (%)
       Minimum                                                                                           7.900%
       Maximum                                                                                          13.890%
       Weighted Average                                                                                  9.682%
    MAXIMUM INTEREST RATE (%)
       Minimum                                                                                          13.240%
       Maximum                                                                                          19.890%
       Weighted Average                                                                                 15.782%
    INTEREST RATE MARGIN
       Minimum                                                                                           3.650%
       Maximum                                                                                           9.990%
       Weighted Average                                                                                  5.710%
    INITIAL INTEREST RATE CAP
       Minimum                                                                                           2.000%
       Maximum                                                                                           3.000%
       Weighted Average                                                                                  2.799%
    PERIODIC INTEREST RATE CAP
       Minimum                                                                                           1.000%
       Maximum                                                                                           1.500%
       Weighted Average                                                                                  1.394%
    MONTHS TO ROLL
       Minimum                                                                                               9
       Maximum                                                                                              34
       Weighted Average                                                                                     22
---------------------------------------------------------------------------------------------------------------


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                                       25

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CURRENT INTEREST RATE (%)                               LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  7.501 -  8.000                                              8              $869,158.14                        1.57%
  8.001 -  8.500                                             26             3,293,053.76                        5.96
  8.501 -  9.000                                             91            11,015,815.31                       19.92
  9.001 -  9.500                                             95            12,130,450.85                       21.94
  9.501 - 10.000                                             91            12,097,825.32                       21.88
 10.001 - 10.500                                             70             7,833,525.18                       14.17
 10.501 - 11.000                                             50             5,517,258.90                        9.98
 11.001 - 11.500                                             15             1,440,005.70                        2.60
 11.501 - 12.000                                              7               644,083.46                        1.16
 12.001 - 12.500                                              1                93,394.33                        0.17
 12.501 - 13.000                                              2               337,306.31                        0.61
 13.501 - 14.000                                              1                20,936.12                        0.04
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       457           $55,292,813.38                      100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
MINIMUM INTEREST RATE (%)                               LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  7.501 -  8.000                                             8              $869,158.14                   1.57%
  8.001 -  8.500                                            26             3,293,053.76                   5.96
  8.501 -  9.000                                            90            10,887,890.88                  19.69
  9.001 -  9.500                                            95            12,130,450.85                  21.94
  9.501 - 10.000                                            92            12,225,749.75                  22.11
 10.001 - 10.500                                            69             7,759,018.57                  14.03
 10.501 - 11.000                                            50             5,517,258.90                   9.98
 11.001 - 11.500                                            16             1,514,512.31                   2.74
 11.501 - 12.000                                             7               644,083.46                   1.16
 12.001 - 12.500                                             1                93,394.33                   0.17
 12.501 - 13.000                                             2               337,306.31                   0.61
 13.501 - 14.000                                             1                20,936.12                   0.04
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                      457           $55,292,813.38                 100.00%
                                                     =============     ====================     =================================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)

                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
MAXIMUM INTEREST RATE (%)                               LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
 13.001 - 13.500                                            1               $74,000.00                       0.13%
 13.501 - 14.000                                           10             1,138,814.59                       2.06
 14.001 - 14.500                                           26             3,129,403.14                       5.66
 14.501 - 15.000                                           92            10,996,194.49                      19.89
 15.001 - 15.500                                           83            10,587,709.74                      19.15
 15.501 - 16.000                                           73             9,416,394.40                      17.03
 16.001 - 16.500                                           71             8,312,932.81                      15.03
 16.501 - 17.000                                           59             7,321,716.86                      13.24
 17.001 - 17.500                                           24             2,438,907.74                       4.41
 17.501 - 18.000                                           10               843,548.50                       1.53
 18.001 - 18.500                                            2               364,540.82                       0.66
 18.501 - 19.000                                            5               647,714.17                       1.17
 19.501 - 20.000                                            1                20,936.12                       0.04
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                     457           $55,292,813.38                     100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
INTEREST RATE MARGIN (%)                                LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  3.501 -  4.000                                            1              $212,060.62                     0.38%
  4.501 -  5.000                                          135            14,860,514.97                    26.88
  5.001 -  5.500                                          138            17,925,706.57                    32.42
  5.501 -  6.000                                           86            10,721,272.64                    19.39
  6.001 -  6.500                                           54             6,322,320.28                    11.43
  6.501 -  7.000                                           27             3,307,915.81                     5.98
  7.001 -  7.500                                            6               631,099.11                     1.14
  7.501 -  8.000                                            6               790,139.38                     1.43
  8.001 -  8.500                                            2               379,816.10                     0.69
  8.501 -  9.000                                            1                76,455.90                     0.14
  9.501 - 10.000                                            1                65,512.00                     0.12
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                     457           $55,292,813.38                   100.00%
                                                     =============     ====================     =================================

                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
INITIAL INTEREST RATE CAP (%)                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
2.000                                                          89           $11,088,944.49                    20.05%
3.000                                                         368            44,203,868.89                    79.95
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                   100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PERIODIC RATE INTEREST RATE CAP (%)                     LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
1.000                                                          94           $11,671,709.63                  21.11%
1.500                                                         363            43,621,103.75                  78.89
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                 100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
MONTHS TO ROLL                                          LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  7 - 12                                                         1              $297,204.40                      0.54%
 13 - 18                                                        31             4,052,933.23                       7.33
 19 - 24                                                       403            48,451,864.99                      87.63
 25 - 30                                                         2               410,798.90                       0.74
 31 - 36                                                        20             2,080,011.86                       3.76
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                      100.00%
                                                     =============     ====================     =================================



                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
ORIGINAL CLTV RATIO (%)                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
  10.001 -  15.000                                              1               $44,942.89                      0.08%
  30.001 -  35.000                                              2               116,151.01                      0.21
  35.001 -  40.000                                              1                39,984.94                      0.07
  40.001 -  45.000                                              1               400,000.00                      0.72
  45.001 -  50.000                                              3               155,815.22                      0.28
  50.001 -  55.000                                              5               377,704.91                      0.68
  55.001 -  60.000                                              6               502,754.02                      0.91
  60.001 -  65.000                                              6               894,509.68                      1.62
  65.001 -  70.000                                             25             3,298,811.74                      5.97
  70.001 -  75.000                                             49             4,673,811.98                      8.45
  75.001 -  80.000                                            154            18,125,239.84                      32.78
  80.001 -  85.000                                             60             7,059,682.23                     12.77
  85.001 -  90.000                                            130            17,841,673.99                     32.27
  90.001 -  95.000                                             11             1,387,327.25                      2.51
  95.001 - 100.000                                              3               374,403.68                      0.68
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                    100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CURRENT PRINCIPAL BALANCE ($)                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
         0.01 -  25,000.00                                      6              $119,832.97                         0.22%
    25,000.01 -  50,000.00                                     44             1,744,832.05                         3.16
    50,000.01 -  75,000.00                                     80             5,143,763.22                         9.30
    75,000.01 - 100,000.00                                     79             7,066,396.26                        12.78
   100,000.01 - 125,000.00                                     86             9,636,110.52                        17.43
   125,000.01 - 150,000.00                                     46             6,264,972.72                        11.33
   150,000.01 - 175,000.00                                     39             6,248,444.00                        11.30
   175,000.01 - 200,000.00                                     23             4,270,114.93                         7.72
   200,000.01 - 225,000.00                                     17             3,580,675.80                         6.48
   225,000.01 - 250,000.00                                      9             2,155,633.58                         3.90
   250,000.01 - 275,000.00                                      7             1,823,590.73                         3.30
   275,000.01 - 300,000.00                                      5             1,436,052.32                         2.60
   300,000.01 - 325,000.00                                      3               936,110.10                         1.69
   325,000.01 - 350,000.00                                      4             1,353,418.35                         2.45
   350,000.01 - 375,000.00                                      5             1,820,540.96                         3.29
   375,000.01 - 400,000.00                                      1               400,000.00                         0.72
   400,000.01 - 425,000.00                                      1               407,412.56                         0.74
   425,000.01 - 450,000.00                                      2               884,912.31                         1.60
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                       100.00%
                                                     =============     ====================     =================================

                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PREPAYMENT PENALTY TERM (MONTHS)                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
No Prepayment Penalty                                         118           $15,978,303.58                       28.90%
12                                                             13             1,997,305.47                        3.61
24                                                            247            28,592,129.77                       51.71
36                                                             77             8,582,192.37                       15.52
60                                                              2               142,882.19                        0.26
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                      100.00%
                                                     =============     ====================     =================================


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
REMAINING TERM (MONTHS)                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
343 - 348                                                       2              $318,140.52                    0.58%
349 - 354                                                      33             4,463,732.13                    8.07
355 - 360                                                     422            50,510,940.73                   91.35
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                  100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
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  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)


                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
OCCUPANCY STATUS                                        LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Owner Occupied                                            413            $52,191,620.76                   94.39%
Non-Owner Occupied                                         44              3,101,192.62                    5.61
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                     457            $55,292,813.38                  100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CREDIT GRADE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
A                                                             285           $36,999,018.12                      66.91%
B                                                             153            16,082,236.36                      29.09
C                                                              19             2,211,558.90                       4.00
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                     100.00%
                                                     =============     ====================     =================================



                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
CREDIT SCORE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
551 - 575                                                    98           $11,107,888.54                        20.09%
576 - 600                                                   102            13,333,049.31                         24.11
601 - 625                                                    85            11,222,918.92                         20.30
626 - 650                                                    80             8,720,119.26                         15.77
651 - 675                                                    47             5,996,110.63                         10.84
676 - 700                                                    26             2,911,846.55                          5.27
701 - 725                                                    12             1,285,814.59                          2.33
726 - 750                                                     5               563,344.72                          1.02
776 - 800                                                     1                84,966.17                          0.15
901 - 925                                                     1                66,754.69                          0.12
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                       457           $55,292,813.38                        100.00%
                                                     =============     ====================     =================================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
DOCUMENTATION TYPE                                      LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Full Documentation                                      343             $39,084,212.73                          70.69%
Stated Income                                            55               7,781,458.81                          14.07
Alternative Documentation                                32               4,752,013.77                           8.59
Lite Documentation                                       21               2,782,900.16                           5.03
No Documentation                                          6                 892,227.91                           1.61
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                   457             $55,292,813.38                         100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
PROPERTY TYPE                                           LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Single Family Detached                                        411           $49,897,401.51                   90.24%
Duplex                                                         21             2,575,224.51                     4.66
Condominium                                                    14             1,707,432.24                     3.09
Townhouse                                                       5               612,891.54                     1.11
Triplex                                                         5               460,488.58                     0.83
Row Home                                                        1                39,375.00                     0.07
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                    100.00%
                                                     =============     ====================     =================================





                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
LOAN PURPOSE                                            LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
Refinance (Cashout)                                           187           $23,196,920.62                    41.95%
Unknown                                                       106            12,234,135.34                    22.13
Refinance (Rate/Term)                                          84            11,074,515.64                    20.03
Purchase                                                       80             8,787,241.78                    15.89
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                   100.00%
                                                     =============     ====================     =================================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                    GROUP II MORTGAGE LOANS (ADJUSTABLE RATE)




                                                      NUMBER OF         PRINCIPAL BALANCE                % OF AGGREGATE
                                                       MORTGAGE         OUTSTANDING AS OF        PRINCIPAL BALANCE OUTSTANDING
GEOGRAPHIC DISTRIBUTION                                 LOANS           THE CUT-OFF DATE             AS OF THE CUT-OFF DATE
-------------------------------------------          -------------     --------------------     ---------------------------------
North Carolina                                                 41            $5,721,370.47                10.35%
Nevada                                                         40             5,301,791.35                  9.59
Pennsylvania                                                   47             5,057,245.06                  9.15
New Jersey                                                     21             3,376,984.25                  6.11
California                                                     19             3,266,130.18                  5.91
Maryland                                                       19             3,104,287.06                  5.61
Florida                                                        21             2,128,041.99                  3.85
Kansas                                                         16             2,127,726.15                  3.85
Washington                                                     13             1,925,932.52                  3.48
South Carolina                                                 16             1,812,457.32                  3.28
South Dakota                                                   21             1,661,270.14                  3.00
Missouri                                                       16             1,615,708.08                  2.92
Nebraska                                                       20             1,480,545.94                  2.68
New Mexico                                                     11             1,478,924.70                  2.67
Ohio                                                           14             1,216,846.98                  2.20
Massachusetts                                                   6             1,209,163.34                  2.19
Idaho                                                           9             1,158,141.84                  2.09
Michigan                                                        8             1,111,618.44                  2.01
Montana                                                         9             1,055,022.09                  1.91
Iowa                                                           13             1,048,963.56                  1.90
Minnesota                                                      11               948,296.39                  1.72
Wisconsin                                                       9               823,008.96                  1.49
Colorado                                                        6               778,084.99                  1.41
New York                                                        4               769,781.91                  1.39
Oklahoma                                                        9               713,655.52                  1.29
Georgia                                                         7               707,515.82                  1.28
Delaware                                                        7               700,346.68                  1.27
Oregon                                                          4               698,949.18                  1.26
Illinois                                                        3               516,473.40                  0.93
Connecticut                                                     3               334,554.66                  0.61
Arizona                                                         2               278,429.49                  0.50
Utah                                                            2               228,595.02                  0.41
New Hampshire                                                   2               213,950.98                  0.39
Virginia                                                        2               204,212.36                  0.37
Indiana                                                         3               172,750.66                  0.31
Maine                                                           1               167,264.75                  0.30
Rhode Island                                                    1                91,878.61                  0.17
Tennessee                                                       1                86,892.54                  0.16
-------------------------------------------          -------------     --------------------     ---------------------------------
TOTAL                                                         457           $55,292,813.38                100.00%
                                                     =============     ====================     =================================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)


-------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                   50%             75%            100%           125%           150%
-------------------------------------------------------------------------------------------------------------
Class AF-1
Average Life (Years)               1.71           1.25            1.00           0.85           0.74
Modified Duration (Years)          1.61           1.19            0.96           0.82           0.72
First Principal Payment Date  September 2001 September 2001  September 2001 September 2001 September 2001
Last Principal Payment Date     March 2005    February 2004    July 2003      March 2003    December 2002
Payment Windows (Months)            43             30              23             19             16

Class AF-2
Average Life (Years)               5.63           3.93            3.00           2.42           2.03
Modified Duration (Years)          4.70           3.43            2.69           2.21           1.87
First Principal Payment Date    March 2005    February 2004    July 2003      March 2003    December 2002
Last Principal Payment Date    August 2009      March 2007   November 2005   January 2005     June 2004
Payment Windows (Months)            54             38              29             23             19

Class AF-3
Average Life (Years)               9.37           6.58            5.00           4.00           3.32
Modified Duration (Years)          6.92           5.26            4.18           3.45           2.92
First Principal Payment Date   August 2009     March 2007    November 2005   January 2005     June 2004
Last Principal Payment Date     June 2012      April 2009      June 2007      April 2006      June 2005
Payment Windows (Months)            35             26              20             16             13

Class AF-4
Average Life (Years)              13.91           11.34           9.22           7.60           6.34
Modified Duration (Years)          8.70           7.63            6.59           5.69           4.93
First Principal Payment Date    June 2012      April 2009      June 2007      April 2006      June 2005
Last Principal Payment Date     March 2028      May 2023     February 2019  December 2015     June 2014
Payment Windows (Months)           190             170            141            117             109

Class AV-1
Average Life (Years)               5.74           3.91            2.90           2.26           1.83
Modified Duration (Years)          4.58           3.31            2.55           2.04           1.67
First Principal Payment Date  September 2001 September 2001  September 2001 September 2001 September 2001
Last Principal Payment Date   December 2028     June 2023       May 2018    September 2014  February 2012
Payment Windows (Months)           328             262            201            157             126


------------------------------------------------------------
PREPAYMENT (PPC)                    200%           250%
------------------------------------------------------------
Class AF-1
Average Life (Years)                0.61           0.52
Modified Duration (Years)           0.59           0.51
First Principal Payment Date   September 2001 September 2001
Last Principal Payment Date    September 2002    July 2002
Payment Windows (Months)             13             11

Class AF-2
Average Life (Years)                1.52           1.23
Modified Duration (Years)           1.43           1.16
First Principal Payment Date   September 2002    July 2002
Last Principal Payment Date    September 2003   March 2003
Payment Windows (Months)             13              9

Class AF-3
Average Life (Years)                2.40           1.86
Modified Duration (Years)           2.17           1.71
First Principal Payment Date   September 2003   March 2003
Last Principal Payment Date      June 2004    September 2003
Payment Windows (Months)             10              7

Class AF-4
Average Life (Years)                4.61           3.49
Modified Duration (Years)           3.80           2.99
First Principal Payment Date     June 2004    September 2003
Last Principal Payment Date    December 2011     June 2009
Payment Windows (Months)             91             70

Class AV-1
Average Life (Years)                1.25           0.89
Modified Duration (Years)           1.18           0.84
First Principal Payment Date   September 2001 September 2001
Last Principal Payment Date     October 2008  September 2006
Payment Windows (Months)             86             61




--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)


----------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                   50%             75%            100%           125%           150%
----------------------------------------------------------------------------------------------------------
Class AF-1
Average Life (Years)               1.71           1.25            1.00           0.85           0.74
Modified Duration (Years)          1.61           1.19            0.96           0.82           0.72
First Principal Payment Date  September 2001 September 2001  September 2001 September 2001 September 2001
Last Principal Payment Date     March 2005    February 2004    July 2003      March 2003    December 2002
Payment Windows (Months)            43             30              23             19             16

Class AF-2
Average Life (Years)               5.63           3.93            3.00           2.42           2.03
Modified Duration (Years)          4.70           3.43            2.69           2.21           1.87
First Principal Payment Date    March 2005    February 2004    July 2003      March 2003    December 2002
Last Principal Payment Date    August 2009     March 2007    November 2005   January 2005     June 2004
Payment Windows (Months)            54             38              29             23             19

Class AF-3
Average Life (Years)               9.37           6.58            5.00           4.00           3.32
Modified Duration (Years)          6.92           5.26            4.18           3.45           2.92
First Principal Payment Date   August 2009     March 2007    November 2005   January 2005     June 2004
Last Principal Payment Date     June 2012      April 2009      June 2007      April 2006      June 2005
Payment Windows (Months)            35             26              20             16             13

Class AF-4
Average Life (Years)              12.84           10.66           8.11           6.45           5.33
Modified Duration (Years)          8.37           7.38            6.06           5.08           4.35
First Principal Payment Date    June 2012      April 2009      June 2007      April 2006      June 2005
Last Principal Payment Date    October 2015  September 2013   October 2010  November 2008    August 2007
Payment Windows (Months)            41             54              41             32             27

Class AV-1
Average Life (Years)               5.28           3.73            2.78           2.17           1.76
Modified Duration (Years)          4.35           3.21            2.47           1.97           1.62
First Principal Payment Date  September 2001 September 2001  September 2001 September 2001 September 2001
Last Principal Payment Date    October 2015  September 2013   October 2010  November 2008    August 2007
Payment Windows (Months)           170             145            110             87             72


--------------------------------------------------------------
PREPAYMENT (PPC)                    200%            250%
--------------------------------------------------------------
Class AF-1
Average Life (Years)                0.61            0.52
Modified Duration (Years)           0.59            0.51
First Principal Payment Date   September 2001  September 2001
Last Principal Payment Date    September 2002    July 2002
Payment Windows (Months)             13              11

Class AF-2
Average Life (Years)                1.52            1.23
Modified Duration (Years)           1.43            1.16
First Principal Payment Date   September 2002    July 2002
Last Principal Payment Date    September 2003    March 2003
Payment Windows (Months)             13              9

Class AF-3
Average Life (Years)                2.40            1.86
Modified Duration (Years)           2.17            1.71
First Principal Payment Date   September 2003    March 2003
Last Principal Payment Date       June 2004    September 2003
Payment Windows (Months)             10              7

Class AF-4
Average Life (Years)                3.83            2.90
Modified Duration (Years)           3.28            2.56
First Principal Payment Date      June 2004    September 2003
Last Principal Payment Date     November 2005  November 2004
Payment Windows (Months)             18              15

Class AV-1
Average Life (Years)                1.22            0.87
Modified Duration (Years)           1.14            0.83
First Principal Payment Date   September 2001  September 2001
Last Principal Payment Date     November 2005  November 2004
Payment Windows (Months)             51              39


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                       GROUP I NET WAC CAP FOR CLASS AF-1

                                          Class AF-1
                   Period       Date     Net WAC Cap      *Adjusted Cap
                   ------       ----     -----------      -------------
                      1        9/25/01       7.81%              7.81%
                      2       10/25/01       9.11%              9.11%
                      3       11/25/01       8.82%              8.82%
                      4       12/25/01       9.12%              9.12%
                      5        1/25/02       8.82%              8.82%
                      6        2/25/02       8.82%              8.82%
                      7        3/25/02       9.77%              9.77%
                      8        4/25/02       8.82%              8.82%
                      9        5/25/02       9.12%              9.12%
                     10        6/25/02       8.82%              8.82%
                     11        7/25/02       9.12%              9.12%
                     12        8/25/02       8.83%             21.07%
                     13        9/25/02       8.83%             22.32%
                     14       10/25/02       9.12%             24.62%
                     15       11/25/02       8.83%             25.67%
                     16       12/25/02       9.12%             28.91%
                     17        1/25/03       8.83%             30.95%
                     18        2/25/03       8.83%             34.92%
                     19        3/25/03       9.77%             44.85%
                     20        4/25/03       8.83%             48.93%
                     21        5/25/03       9.12%             65.17%
                     22        6/25/03       8.83%             91.77%



*The table above sets forth the maximum rate on the Class AF-1 Certificates that could be supported by the Mortgage Loans in the related Loan Group, taking into account expected distributions from the Net WAC Cap Account, but does not represent the expected Pass-Through Rate on that Class. There is no assurance that the level of LIBOR will increase to a level that would result in such a Pass-Through Rate on that Class of Certificates. It is possible that the Pass-Through Rate on the Class AF-1 Certificates on any given Distribution Date, based on the actual level of LIBOR for that Distribution Date, will be lower than the rate set forth in the table. The table above is based on, among others, the following assumptions: (i) there are no losses and no delinquencies on the Mortgage Loans in the related Loan Group and (ii) the Mortgage Loans in the related Loan Group pay at 100% PPC with all Mortgage Loans in the related Loan Group paying according to their amortization schedules. There can be no assurance that the Mortgage Loans in a Loan Group will prepay at the rate assumed, that there will be no losses or delinquencies on the Mortgage Loans in a Loan Group or that the Mortgage Loans in a Loan Group with higher mortgage interest rates will not prepay more quickly and thereby reduce the amount available for payment to the related class of certificates from the Net WAC Cap Account and consequently reduce the rates set forth in the table below. As a result, there can be no assurance given that the table above describes either the actual Pass-Through Rate or the actual effective cap on the Pass-Through Rate on the related class of certificates.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------



                          GROUP II NET WAC CAP SCHEDULE



                        GROUP II                                GROUP II                               GROUP II
   PERIOD     DATE    NET WAC CAP         PERIOD     DATE     NET WAC CAP         PERIOD     DATE    NET WAC CAP
   ------     ----    -----------         ------     ----     -----------         ------     ----    -----------
      1     9/25/01      7.70%              38     10/25/04      9.03%              75     11/25/07      8.74%
      2    10/25/01      8.98%              39     11/25/04      8.74%              76     12/25/07      9.03%
      3    11/25/01      8.69%              40     12/25/04      9.03%              77      1/25/08      8.74%
      4    12/25/01      8.98%              41      1/25/05      8.74%              78      2/25/08      8.74%
      5     1/25/02      8.69%              42      2/25/05      8.74%              79      3/25/08      9.34%
      6     2/25/02      8.69%              43      3/25/05      9.67%              80      4/25/08      8.74%
      7     3/25/02      9.62%              44      4/25/05      8.74%              81      5/25/08      9.03%
      8     4/25/02      8.69%              45      5/25/05      9.03%              82      6/25/08      8.74%
      9     5/25/02      8.98%              46      6/25/05      8.74%              83      7/25/08      9.03%
     10     6/25/02      8.70%              47      7/25/05      9.03%              84      8/25/08      8.74%
     11     7/25/02      8.99%              48      8/25/05      8.74%              85      9/25/08      8.74%
     12     8/25/02      8.70%              49      9/25/05      8.74%              86     10/25/08      9.03%
     13     9/25/02      8.70%              50     10/25/05      9.03%              87     11/25/08      8.74%
     14    10/25/02      8.99%              51     11/25/05      8.74%              88     12/25/08      9.03%
     15    11/25/02      8.70%              52     12/25/05      9.03%              89      1/25/09      8.74%
     16    12/25/02      8.99%              53      1/25/06      8.74%              90      2/25/09      8.74%
     17     1/25/03      8.70%              54      2/25/06      8.74%              91      3/25/09      9.67%
     18     2/25/03      8.70%              55      3/25/06      9.67%              92      4/25/09      8.74%
     19     3/25/03      9.64%              56      4/25/06      8.74%              93      5/25/09      9.03%
     20     4/25/03      8.71%              57      5/25/06      9.03%              94      6/25/09      8.74%
     21     5/25/03      9.01%              58      6/25/06      8.74%              95      7/25/09      9.03%
     22     6/25/03      8.72%              59      7/25/06      9.03%              96      8/25/09      8.74%
     23     7/25/03      9.02%              60      8/25/06      8.74%              97      9/25/09      8.74%
     24     8/25/03      8.73%              61      9/25/06      8.74%              98     10/25/09      9.03%
     25     9/25/03      8.73%              62     10/25/06      9.03%              99     11/25/09      8.74%
     26    10/25/03      9.02%              63     11/25/06      8.74%              100    12/25/09      9.03%
     27    11/25/03      8.73%              64     12/25/06      9.03%              101     1/25/10      8.74%
     28    12/25/03      9.02%              65      1/25/07      8.74%              102     2/25/10      8.74%
     29     1/25/04      8.73%              66      2/25/07      8.74%              103     3/25/10      9.67%
     30     2/25/04      8.73%              67      3/25/07      9.67%              104     4/25/10      8.74%
     31     3/25/04      9.34%              68      4/25/07      8.74%              105     5/25/10      9.03%
     32     4/25/04      8.74%              69      5/25/07      9.03%              106     6/25/10      8.74%
     33     5/25/04      9.03%              70      6/25/07      8.74%              107     7/25/10      9.03%
     34     6/25/04      8.74%              71      7/25/07      9.03%              108     8/25/10      8.74%
     35     7/25/04      9.03%              72      8/25/07      8.74%              109     9/25/10      8.74%
     36     8/25/04      8.74%              73      9/25/07      8.74%              110    10/25/10      9.03%
     37     9/25/04      8.74%              74     10/25/07      9.03%


     Assumes One-Month LIBOR is constant at 3.73% and Six-Month LIBOR is constant at 3.66%.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED AUGUST 7, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
--------------------------------------------------------------------------------


          GROUP II NET WAC CAP SCHEDULE - (LIBOR +300 BPS) (*ADJUSTED)


                           GROUP II                           GROUP II                            GROUP II
       PERIOD     DATE    NET WAC CAP     PERIOD     DATE    NET WAC CAP      PERIOD     DATE    NET WAC CAP
       ------     ----    -----------     ------     ----    -----------      ------     ----    -----------
         1     9/25/01      7.70%          38     10/25/04     13.81%           75    11/25/07     13.40%
         2    10/25/01      8.98%          39     11/25/04     13.36%           76    12/25/07     13.84%
         3    11/25/01      8.69%          40     12/25/04     13.84%           77     1/25/08     13.40%
         4    12/25/01      8.98%          41      1/25/05     13.40%           78     2/25/08     13.40%
         5     1/25/02      8.69%          42      2/25/05     13.40%           79     3/25/08     14.32%
         6     2/25/02      8.69%          43      3/25/05     14.83%           80     4/25/08     13.40%
         7     3/25/02      9.62%          44      4/25/05     13.40%           81     5/25/08     13.84%
         8     4/25/02      8.69%          45      5/25/05     13.84%           82     6/25/08     13.40%
         9     5/25/02      8.98%          46      6/25/05     13.40%           83     7/25/08     13.84%
        10     6/25/02      8.69%          47      7/25/05     13.84%           84     8/25/08     13.40%
        11     7/25/02      8.99%          48      8/25/05     13.40%           85     9/25/08     13.40%
        12     8/25/02      8.70%          49      9/25/05     13.40%           86    10/25/08     13.84%
        13     9/25/02      8.70%          50     10/25/05     13.84%           87    11/25/08     13.40%
        14    10/25/02      8.99%          51     11/25/05     13.40%           88    12/25/08     13.84%
        15    11/25/02      8.70%          52     12/25/05     13.84%           89     1/25/09     13.40%
        16    12/25/02      9.00%          53      1/25/06     13.40%           90     2/25/09     13.40%
        17     1/25/03      8.71%          54      2/25/06     13.40%           91     3/25/09     14.83%
        18     2/25/03      8.71%          55      3/25/06     14.83%           92     4/25/09     13.40%
        19     3/25/03      9.68%          56      4/25/06     13.40%           93     5/25/09     13.84%
        20     4/25/03     12.23%          57      5/25/06     13.84%           94     6/25/09     13.40%
        21     5/25/03     13.01%          58      6/25/06     13.40%           95     7/25/09     13.84%
        22     6/25/03     12.79%          59      7/25/06     13.84%           96     8/25/09     13.40%
        23     7/25/03     12.97%          60      8/25/06     13.40%           97     9/25/09     13.40%
        24     8/25/03     12.66%          61      9/25/06     13.40%           98    10/25/09     13.84%
        25     9/25/03     12.77%          62     10/25/06     13.84%           99    11/25/09     13.40%
        26    10/25/03     13.31%          63     11/25/06     13.40%           100   12/25/09     13.84%
        27    11/25/03     13.17%          64     12/25/06     13.84%           101    1/25/10     13.40%
        28    12/25/03     13.75%          65      1/25/07     13.40%           102    2/25/10     13.40%
        29     1/25/04     13.42%          66      2/25/07     13.40%           103    3/25/10     14.83%
        30     2/25/04     13.49%          67      3/25/07     14.83%           104    4/25/10     13.40%
        31     3/25/04     14.50%          68      4/25/07     13.40%           105    5/25/10     13.84%
        32     4/25/04     13.38%          69      5/25/07     13.84%           106    6/25/10     13.40%
        33     5/25/04     13.85%          70      6/25/07     13.40%           107    7/25/10     13.84%
        34     6/25/04     13.36%          71      7/25/07     13.84%           108    8/25/10     13.40%
        35     7/25/04     13.80%          72      8/25/07     13.40%           109    9/25/10     13.40%
        36     8/25/04     13.36%          73      9/25/07     13.40%           110   10/25/10     13.84%
        37     9/25/04     13.36%          74     10/25/07     13.84%




*The table above sets forth the maximum rate on the Class AV-1 Certificates that could be supported by the Mortgage Loans in the related Loan Group, taking into account expected distributions from the Net WAC Cap Account, but does not represent the expected Pass-Through Rate on that Class. There is no assurance that the level of LIBOR will increase to a level that would result in such a Pass-Through Rate on that Class of Certificates. It is possible that the Pass-Through Rate on the Class AV-1 Certificates on any given Distribution Date, based on the actual level of LIBOR for that Distribution Date, will be lower than the rate set forth in the table. The table above is based on, among others, the following assumptions: (i) there are no losses and no delinquencies on the Mortgage Loans in the related Loan Group, (ii) the Mortgage Loans in the related Loan Group pay at 100% PPC with all Mortgage Loans in the related Loan Group paying according to their amortization schedules and (iii) Six-Month LIBOR is constant at a level of 3.66%. There can be no assurance that the Mortgage Loans in a Loan Group will prepay at the rate assumed, that there will be no losses or delinquencies on the Mortgage Loans in a Loan Group or that the Mortgage Loans in a Loan Group with higher mortgage interest rates will not prepay more quickly and thereby reduce the amount available for payment to the related class of certificates from the Net WAC Cap Account and consequently reduce the rates set forth in the table below. As a result, there can be no assurance given that the table above describes either the actual Pass-Through Rate or the actual effective cap on the Pass-Through Rate on the related class of certificates.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
  SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------